                                                                   Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 6, 2002 (except for, as to which the date is June 19, 2002) in Post-Effective Amendment 1 in the Registration Statement on (Form S-1 No. 333-87158) and Related Prospectus of NOMOS Corporation for the registration of its common stock.


                                                      /s/ Ernst & Young LLP


Pittsburgh, Pennsylvania
June 26, 2002